UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: July 31, 2023

TSR, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38838	13-2635899
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Oser Avenue, Suite 150, Hauppauge, NY 11788

(Address of Principal Executive Offices) (Zip Code)

(631) 231-0333

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	TSRI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2023, TSR, Inc. (the “Company”) entered into an Addendum to Employment Agreement (the “Addendum”) with its Chief Executive Officer, Thomas C. Salerno (the “CEO”), which supplements and replaces certain terms to the Employment Agreement between the Company and the CEO made and entered into as of November 2, 2020 (the “Original Agreement”). Per the Addendum, the modifications to the Original Agreement shall be effective November 3, 2023. Except as specifically modified by the Addendum, all other provisions of the Original Agreement remain in full force and effect.

Employment Term. Except in the event of an earlier termination as provided in Section 4 of the Original Agreement, the term of employment for the CEO shall renew on November 3, 2023 (“Effective Date”) and will continue thereafter until November 3, 2026 (“Term of Employment”).

Base Salary and Annual Bonus Program. The CEO’s compensation as modified by the Addendum is as follows:

Base Salary. During the CEO’s Term of Employment, the Company will pay the CEO a base salary at the rate of not less than $395,000.00 per annum as may be adjusted at the discretion of the Board from time to time (the “Base Salary”).

Annual Bonus Program. In addition to the Base Salary, the CEO shall be eligible to participate in the Company’s discretionary annual bonus program with a total bonus potential of up to 45% of Base Salary for each fiscal year during the Term of Employment (the “Target Bonus Amount”) based upon performance metrics agreed upon by Company and the CEO. The CEO must be employed on date of payment to be eligible or have earned any Target Bonus Amount.

The description of the Addendum is qualified in its entirety by reference to the complete text thereof, which has been filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. For a summary of the remaining provisions of the Original Agreement, please refer to the Company’s Current Report on Form 8-K filed on November 6, 2020, as well as the Company’s other periodic filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Addendum to Employment Agreement, dated as of July 31, 2023, by and between Thomas C. Salerno and TSR, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSR, Inc.

By:	/s/ John G. Sharkey
John G. Sharkey
Senior Vice President and Chief Financial Officer

Dated: August 2, 2023

2